August 30, 2006

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re: MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D
       Merrill Lynch IRA Annuity - Registration No. 333-91098
       Merrill Lynch Investor Choice - IRA Series - Registration No. 333-119364

Commissioners:

Merrill Lynch Life Insurance Company (the "Company"), on behalf of Registrant, has sent or will send to contract owners the semi-annual/annual reports for the period ended June 30, 2006, for the following underlying mutual funds ("Funds") in which Registrant invests:

SEMI-ANNUAL REPORT MAILINGS:
Delaware Group Equity Funds III - Delaware Trend Fund, SEC File No.: 811-01485 Merrill Lynch Basic Value Fund, Inc., SEC File No.: 811-02739
Merrill Lynch Low Duration Fund, SEC File No.: 811-?
Merrill Lynch Global SmallCap Fund, Inc., SEC File No.: 811-07171
Oppenheimer Main Street Small Cap Fund, SEC File No.: 811-09333
Allianz Funds: OCC Renaissance Fund, SEC File No.: 811-09491
Allianz Funds: NFJ Small Cap Value Fund, SEC File No.: 811-06161
Putnam International Equity Fund, SEC File No.: 811-06190

ANNUAL REPORT MAILINGS:
AIM Basic Value Fund, SEC File No.: 811-02699
AIM Mid Cap Core Equity Fund, SEC File No.: 811-02699
Allianz CCM Capital Appreciation, SEC File No.: 811-06161
The American Funds: The Bond Fund of America, Inc., SEC File No.: 811-02444 The American Fund: The Investment Company of America, SEC File No.: 811-? Cohen & Steers - Realty Income Fund, Inc., SEC File No.: 811-08287
Columbia Acorn Trust - Columbia Acorn USA, SEC File No.: 811-01829
Dreyfus Appreciation Fund, Inc., SEC File No.: 811-03081
JPMorgan Multi-Cap Market Neutral Fund, SEC File No.: 811-04236
Lord Abbett Bond Debenture Fund, Inc., SEC File No.: 811-02145
Lord Abbett Mid-Cap Value Fund, Inc., SEC File No.: 811-03691
Merrill Lynch Ready Assets Trust, SEC File No.: 811-02556
Merrill Lynch Index Funds, Inc. - S&P 500 Index, SEC File No.: 811-07899 Merrill Lynch International Index Fund, SEC File No.: 811-0899
Merrill Lynch Small Cap Index Fund, SEC File No.: 811-07899

Pioneer Fund, SEC File No.: 811-01466
Seligman Value Fund Series, Inc. -Seligman Smaller Cap Value Fund, SEC File No.:
811-08031
Van Kampen Comstock Fund, SEC File No.: 811-01570
Van Kampen Equity and Income Fund, SEC File No.: 811-00919

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual/annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
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                      Merrill Lynch Life Insurance Company
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534